AXP(R)
                                                                 International
                                                                          Fund

                                                        2002 SEMIANNUAL REPORT

(icon of) compass

American
   Express(R)
Funds

AXP International Fund seeks
to provide shareholders with
long-term capital growth.


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A World of Opportunity
There's a new recognition among investors that the stock market extends beyond Wall Street. Opportunity abounds in other markets, from Tokyo, London and Frankfurt to Singapore, Mexico and Hong Kong. Ignoring these opportunities may mean missing out on tremendous world economic growth in the years ahead. AXP International Fund focuses on finding the markets that offer the greatest current potential to investors. With about two-thirds of the world's stock market value currently based outside of the United States, American investors now have an even greater opportunity to diversify their portfolios beyond our boundaries.

CONTENTS
From the Chairman                        3
Portfolio Managers' Q & A                3
Fund Facts                               6
The 10 Largest Holdings                  7
Financial Statements                     8
Notes to Financial Statements           11
Investments in Securities               19

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2   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

Portfolio Managers' Q & A
Q: How did AXP International Fund perform for the six-month period ended April 30, 2002? A: Overseas markets showed signs of promise in the past six months after struggling since the early months of 2000. AXP International Fund generated a return of 5.35% for the period (Class A shares not including sales charges). By comparison, the Morgan Stanley Capital International EAFE Index and the Lipper International Funds Index returned 5.66% and 8.94%, respectively, for the same period.

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Q: What factors affected the Fund's performance during the period? A: The Fund was able to generate solid returns in an environment that, while still volatile, showed some promise. In November, despite ongoing economic sluggishness, investors began to look through weak corporate profits and anticipate better days ahead. International stock markets closed out 2001 on a strong note. Ongoing interest rate cuts by central banks in the U.S. and Europe gave rise to the belief that an economic recovery was on the horizon, which would result in better corporate profits. The momentum failed to carry into the new year, as global equity markets proved to be quite choppy in the first four months of 2002. The notable exceptions to this trend were stocks from emerging market countries. This segment of the market performed extremely well throughout the six-month period. From a currency perspective, the dollar started the period from a position of strength, and continued to advance in comparison to the euro, Europe's common currency, and the Japanese yen. A stronger dollar hurts the net returns of the Fund. However, the euro finally showed signs of life in 2002, and regained some of the ground it lost previously, a trend which gave the Fund's return a boost.

Q: What changes did you make to the Fund's portfolio?
A: We started the period in the process of moving the portfolio to a fully invested position after holding a relatively high cash position in light of the weakened economy. We put increasing emphasis on European stocks with a particular focus on technology and telecommunications stocks. Beyond that, we maintained a healthy position in European stocks of companies that tend to perform well through different economic cycles, such as utilities, consumer staples and pharmaceutical companies. As signs developed in early 2002 that the economic recovery was gaining momentum, we began to emphasize stocks of firms that would be well positioned for that environment, including a number of consumer issues. We were able to take profits in some of our economically sensitive holdings in April, and put more money to work in emerging market stocks from Brazil, Mexico and Korea.

Q: What is your outlook for the coming months?
A: We expect that the level of volatility experienced in recent years will continue in the months to come; however, we also see reasons for optimism that the general trend of stock prices in global markets will be higher. Economic growth around the world will support stock markets, although the likelihood that central banks such as the Federal Reserve in the U.S. will begin to raise short-term interest rates could put a damper on investor enthusiasm. Other concerns include the relatively high valuations of stocks given modest earnings expectations for many companies and ongoing tensions in the Middle East. Nevertheless, we believe the positive direction of economic growth should help to create a better environment for stocks. In addition, we anticipate favorable currency movements will boost the Fund's returns in dollar terms.

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4   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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Q: How are you positioning the Fund in light of your outlook? A: The Fund is generally positioned in stocks that should benefit from an upward trend in world economic growth. From a regional perspective, we are particularly positive about companies in Europe and in emerging markets. It should be noted that this is an environment where a very selective approach to stock picking is critical, as significant competitive pressures tend to separate quality companies from weaker ones within specific industries. We have recently expanded our overseas research capabilities, which should put us in a better position to identify stocks with good long-term potential for the months and years to come.

Mark Fawcett

Mark Burgess

Note to shareholders: In February 2002, Mark Burgess succeeded Richard Leadem and Gavin Corr as co-portfolio manager of AXP International Fund.

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5   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                        $6.20
Oct. 31, 2001                                                         $5.96
Increase                                                              $0.24

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                           $0.08
From long-term capital gains                                          $  --
Total distributions                                                   $0.08
Total return*                                                        +5.35%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                        $6.10
Oct. 31, 2001                                                         $5.83
Increase                                                              $0.27

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                           $0.01
From long-term capital gains                                          $  --
Total distributions                                                   $0.01
Total return*                                                        +4.80%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                        $6.07
Oct. 31, 2001                                                         $5.84
Increase                                                              $0.23

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                           $0.05
From long-term capital gains                                          $  --
Total distributions                                                   $0.05
Total return*                                                        +4.80%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                        $6.22
Oct. 31, 2001                                                         $5.99
Increase                                                              $0.23

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                           $0.09
From long-term capital gains                                          $  --
Total distributions                                                   $0.09
Total return*                                                        +5.42%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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


The 10 Largest Holdings

                                                          Percent             Value
                                                      (of net assets)  (as of April 30, 2002)

TotalFinaElf (France)                                       3.4%           $22,187,296
BP (United Kingdom)                                         3.3             22,054,581
Novartis (Switzerland)                                      3.3             21,475,530
GlaxoSmithKline (United Kingdom)                            2.6             17,348,547
Royal Bank of Scotland Group (Scotland)                     2.5             16,668,523
BNP Paribas (France)                                        2.5             16,231,982
Vodafone Group (United Kingdom)                             2.3             15,033,905
ENI (Italy)                                                 2.1             13,747,546
HSBC Holdings (United Kingdom)                              2.1             13,635,260
Koninklijke (Royal) Philips Electronics (Netherlands)       2.0             13,480,039

Note: Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here
make up 26.1% of net assets

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7   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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


Financial Statements

Statement of assets and liabilities

AXP International Fund

April 30, 2002 (Unaudited)

Assets

Investments in securities, at value (Note 1)*
   (identified cost $643,792,640)                                                                    $  658,195,658
Cash in bank on demand deposit (including foreign currency holdings of $3,066,381)                        3,064,724
Capital shares receivable                                                                                    36,200
Dividends and accrued interest receivable                                                                 2,476,924
Receivable for investment securities sold                                                                 9,382,246
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                          6,141
                                                                                                              -----
Total assets                                                                                            673,161,893
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                        6,063
Payable for investment securities purchased                                                               3,878,853
Unrealized depreciation on foreign currency contracts held, at value (Notes 1 and 5)                            519
Payable upon return of securities loaned (Note 6)                                                         8,624,000
Accrued investment management services fee                                                                   14,139
Accrued distribution fee                                                                                      7,472
Accrued service fee                                                                                             223
Accrued transfer agency fee                                                                                   5,094
Accrued administrative services fee                                                                           1,011
Other accrued expenses                                                                                      220,728
                                                                                                            -------
Total liabilities                                                                                        12,758,102
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                   $  660,403,791
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1                                                              $    1,069,280
Additional paid-in capital                                                                            1,069,617,167
Excess of distributions over net investment income                                                        (209,491)
Accumulated net realized gain (loss) (Note 8)                                                         (424,535,897)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           14,462,732
                                                                                                         ----------
Total-- representing net assets applicable to outstanding capital stock                              $  660,403,791
                                                                                                     ==============
Net assets applicable to outstanding shares:              Class A                                    $  410,371,228
                                                          Class B                                    $  168,278,415
                                                          Class C                                    $    1,278,305
                                                          Class Y                                    $   80,475,843
Net asset value per share of outstanding capital stock:   Class A shares           66,200,854        $         6.20
                                                          Class B shares           27,569,017        $         6.10
                                                          Class C shares              210,497        $         6.07
                                                          Class Y shares           12,947,632        $         6.22
                                                                                   ----------        --------------
*Including securities on loan, at value (Note 6)                                                     $    8,527,960
                                                                                                     --------------

See accompanying notes to financial statements.

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8   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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


Statement of operations

AXP International Fund

Six months ended April 30, 2002 (Unaudited)

Investment income
Income:
Dividends                                                                                              $  5,891,483
Interest                                                                                                    340,940
   Less foreign taxes withheld                                                                             (832,804)
                                                                                                           --------
Total income                                                                                              5,399,619
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,312,691
Distribution fee
   Class A                                                                                                  545,349
   Class B                                                                                                  888,496
   Class C                                                                                                    6,473
Transfer agency fee                                                                                       1,201,743
Incremental transfer agency fee
   Class A                                                                                                   75,053
   Class B                                                                                                   55,511
   Class C                                                                                                      319
Service fee -- Class Y                                                                                       37,627
Administrative services fees and expenses                                                                   196,391
Compensation of board members                                                                                 6,667
Custodian fees                                                                                              123,147
Printing and postage                                                                                         80,243
Registration fees                                                                                            54,017
Audit fees                                                                                                   19,500
Other                                                                                                         7,987
                                                                                                              -----
Total expenses                                                                                            5,611,214
   Earnings credits on cash balances (Note 2)                                                                (2,851)
                                                                                                             ------
Total net expenses                                                                                        5,608,363
                                                                                                          ---------
Investment income (loss) -- net                                                                            (208,744)
                                                                                                           --------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (13,892,122)
   Foreign currency transactions                                                                             90,835
                                                                                                             ------
Net realized gain (loss) on investments                                                                 (13,801,287)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    50,256,079
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    36,454,792
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 36,246,048
                                                                                                       ============

See accompanying notes to financial statements.

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9   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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


Statements of changes in net assets

AXP International Fund

                                                                                   April 30, 2002     Oct. 31, 2001
                                                                                 Six months ended        Year ended
                                                                                      (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                     $    (208,744)  $    (1,408,673)
Net realized gain (loss) on investments                                               (13,801,287)     (386,252,530)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  50,256,079       (62,774,469)
                                                                                       ----------       -----------
Net increase (decrease) in net assets resulting from operations                        36,246,048      (450,435,672)
                                                                                       ----------      ------------
Distributions to shareholders from:
   Excess distributions from net investment income
     Class A                                                                           (5,655,869)               --
     Class B                                                                             (288,769)               --
     Class C                                                                              (10,936)               --
     Class Y                                                                           (1,101,121)               --
   Net realized gain
     Class A                                                                                   --      (129,019,832)
     Class B                                                                                   --       (61,998,632)
     Class C                                                                                   --          (110,647)
     Class Y                                                                                   --       (16,584,142)
                                                                                       ----------       -----------
Total distributions                                                                    (7,056,695)     (207,713,253)
                                                                                       ----------      ------------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                            128,318,660       307,561,136
   Class B shares                                                                       9,035,367        39,263,056
   Class C shares                                                                         785,747         1,321,518
   Class Y shares                                                                      71,099,840       120,973,721
Reinvestment of distributions at net asset value
   Class A shares                                                                       5,522,422       126,297,362
   Class B shares                                                                         284,602        61,316,935
   Class C shares                                                                          10,820           110,647
   Class Y shares                                                                       1,016,173        16,584,142
Payments for redemptions
   Class A shares                                                                    (203,457,239)     (442,897,552)
   Class B shares (Note 2)                                                            (37,039,454)     (121,707,482)
   Class C shares (Note 2)                                                               (796,580)         (186,050)
   Class Y shares                                                                     (65,583,063)     (127,942,381)
                                                                                      -----------      ------------
Increase (decrease) in net assets from capital share transactions                     (90,802,705)      (19,304,948)
                                                                                      -----------       -----------
Total increase (decrease) in net assets                                               (61,613,352)     (677,453,873)
Net assets at beginning of period                                                     722,017,143     1,399,471,016
                                                                                      -----------     -------------
Net assets at end of period                                                         $ 660,403,791    $  722,017,143
                                                                                    =============    ==============
Undistributed (excess of distributions over) net investment income                  $    (209,491)   $    7,055,948
                                                                                    -------------    --------------

See accompanying notes to financial statements.

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10   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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Notes to Financial Statements

AXP International Fund

(Unaudited as to April 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP International Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of foreign issuers that offer strong growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

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11   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT


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covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

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Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper International Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $369,752 for the six months ended April 30, 2002.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with American Express Asset Management International Inc., a wholly-owned subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

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The Fund has agreements with American Express Financial Advisors Inc. (the
Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $206,055 for Class A, $54,359 for Class B and $298 for Class C for the six months ended April 30, 2002.

During the six months ended April 30, 2002, the Fund's custodian and transfer agency fees were reduced by $2,851 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $412,857,870 and $502,198,572 respectively, for the six months ended April 30, 2002. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2002
                                             Class A     Class B    Class C     Class Y

Sold                                      21,303,978   1,517,660    133,226   11,702,802
Issued for reinvested distributions          917,322      47,832      1,828      168,241
Redeemed                                 (33,548,197) (6,206,350)  (135,151) (10,753,126)
                                         -----------  ----------   --------  -----------
Net increase (decrease)                  (11,326,897) (4,640,858)       (97)   1,117,917
                                         -----------  ----------        ---    ---------

                                                      Year ended Oct. 31, 2001
                                             Class A     Class B    Class C     Class Y
Sold                                      41,089,305   5,063,360    176,912   16,483,631
Issued for reinvested distributions       14,737,032   7,271,530     13,110    1,930,716
Redeemed                                 (57,253,085) (16,686,568)  (26,561) (16,745,276)
                                         -----------  -----------   -------  -----------
Net increase (decrease)                   (1,426,748) (4,351,678)   163,461    1,669,071
                                          ----------  ----------    -------    ---------

--------------------------------------------------------------------------------
14  AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

5. FOREIGN CURRENCY CONTRACTS

As of April 30, 2002, the Fund has foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date            Currency to   Currency to    Unrealized    Unrealized
                        be delivered   be received   appreciation  depreciation

May 1, 2002                  222,025    28,441,383     $   --          $519
                         U.S. Dollar  Japanese Yen

May 2, 2002                5,415,304     4,884 604      4,875            --
              European Monetary Unit   U.S. Dollar

May 2, 2002               69,408,107       541,828      1,266            --
                        Japanese Yen   U.S. Dollar
                        ------------   -----------     ------          ----
Total                                                  $6,141          $519
                                                       ------          ----

6. LENDING OF PORTFOLIO SECURITIES
As of April 30, 2002, securities valued at $8,527,960 were on loan to brokers. For collateral, the Fund received $8,624,000 in cash. Income from securities lending amounted to $154,939 for the six months ended April 30, 2002. The risk to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2002.

8. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has capital loss carry-over of $400,603,192 as of Oct. 31, 2001, that will expire in 2009 if not offset by gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
15   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT



9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $5.96       $11.17       $13.45       $10.70       $10.57

Income from investment operations:

Net investment income (loss)                                         --          .01          .02          .03          .03

Net gains (losses) (both realized and unrealized)                   .32        (3.46)         .04         2.91          .54

Total from investment operations                                    .32        (3.45)         .06         2.94          .57

Less distributions:

Dividends from net investment income                                 --           --         (.14)        (.06)        (.11)

Excess distributions from net investment income                    (.08)          --           --           --         (.01)

Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)

Total distributions                                                (.08)       (1.76)       (2.34)        (.19)        (.44)

Net asset value, end of period                                    $6.20       $ 5.96       $11.17       $13.45       $10.70

Ratios/supplemental data

Net assets, end of period (in millions)                            $410         $462         $882         $901         $794

Ratio of expenses to average daily net assets(c)                  1.44%(d)     1.28%        1.27%        1.30%        1.26%

Ratio of net investment income (loss)
     to average daily net assets                                   .12%(d)      .07%         .14%         .27%         .52%

Portfolio turnover rate (excluding short-term securities)           61%         303%         133%         100%          92%

Total return(e)                                                   5.35%      (35.71%)      (2.79%)      27.81%        5.54%

Class B

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $5.83       $11.04       $13.32       $10.62       $10.50

Income from investment operations:

Net investment income (loss)                                       (.01)        (.07)        (.08)        (.04)         .03

Net gains (losses) (both realized and unrealized)                   .29        (3.38)         .04         2.87          .44

Total from investment operations                                    .28        (3.45)        (.04)        2.83          .47

Less distributions:

Dividends from net investment income                                 --           --         (.04)          --         (.02)

Excess distributions from net investment income                    (.01)          --           --           --         (.01)

Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)

Total distributions                                                (.01)       (1.76)       (2.24)        (.13)        (.35)

Net asset value, end of period                                    $6.10       $ 5.83       $11.04       $13.32       $10.62

Ratios/supplemental data

Net assets, end of period (in millions)                            $168         $188         $403         $417         $376

Ratio of expenses to average daily net assets(c)                  2.22%(d)     2.05%        2.03%        2.07%        2.02%

Ratio of net investment income (loss)
     to average daily net assets                                 (.66%)(d)     (.70%)       (.62%)       (.49%)       (.23%)

Portfolio turnover rate (excluding short-term securities)           61%         303%         133%         100%          92%

Total return(e)                                                   4.80%      (36.19%)      (3.51%)      26.85%        4.71%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
16   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT



Class C

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(f)      2001         2000(b)

Net asset value, beginning of period                              $5.84       $11.05       $12.43

Income from investment operations:

Net investment income (loss)                                       (.01)        (.07)        (.04)

Net gains (losses) (both realized and unrealized)                   .29        (3.38)       (1.34)

Total from investment operations                                    .28        (3.45)       (1.38)

Less distributions:

Excess distributions from net investment income                    (.05)          --           --

Distributions from realized gains                                    --        (1.76)          --

Total distributions                                                (.05)       (1.76)          --

Net asset value, end of period                                    $6.07       $ 5.84       $11.05

Ratios/supplemental data

Net assets, end of period (in millions)                              $1           $1          $--

Ratio of expenses to average daily net assets(c)                  2.21%(d)     2.05%        2.03%(d)

Ratio of net investment income (loss)
     to average daily net assets                                  (.63%)(d)    (.64%)      (.83%)(d)

Portfolio turnover rate (excluding short-term securities)           61%         303%         133%

Total return(e)                                                   4.80%      (36.15%)     (11.10%)

Class Y

Per share income and capital changes(a)

Fiscal period ended Oct. 31,                                       2002(f)      2001         2000         1999         1998

Net asset value, beginning of period                              $5.99       $11.19       $13.46       $10.70       $10.59

Income from investment operations:

Net investment income (loss)                                        .01          .02          .04          .05          .04

Net gains (losses) (both realized and unrealized)                   .31        (3.46)         .05         2.91          .52

Total from investment operations                                    .32        (3.44)         .09         2.96          .56

Less distributions:

Dividends from net investment income                                 --           --         (.16)        (.07)        (.12)

Excess distributions from net investment income                    (.09)          --           --           --         (.01)

Distributions from realized gains                                    --        (1.76)       (2.20)        (.13)        (.32)

Total distributions                                                (.09)       (1.76)       (2.36)        (.20)        (.45)

Net asset value, end of period                                    $6.22       $ 5.99       $11.19       $13.46       $10.70

Ratios/supplemental data

Net assets, end of period (in millions)                             $80          $71         $114         $100          $70

Ratio of expenses to average daily net assets(c)                  1.27%(d)     1.11%        1.10%        1.18%        1.18%

Ratio of net investment income (loss)
     to average daily net assets                                   .35%(d)      .25%         .33%         .41%         .61%

Portfolio turnover rate (excluding short-term securities)           61%         303%         133%         100%          92%

Total return(e)                                                   5.42%      (35.52%)      (2.57%)      27.91%        5.59%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
17   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

Notes to the financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.
(f) Six months ended April 30, 2002 (Unaudited).

--------------------------------------------------------------------------------
18   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

Investments in Securities

AXP International Fund

April 30, 2002 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)(c)
Issuer                                Shares                   Value(a)

Australia (3.4%)
Banks and savings & loans (1.4%)
Natl Australia Bank                  483,292                 $9,018,593

Metals (2.0%)
BHP Billiton                       2,249,400                 13,045,622

Brazil (0.5%)
Energy
Petroleo Brasileiro ADR              125,173                  3,079,256

Finland (1.9%)
Communications equipment & services (1.2%)
Nokia                                489,867                  7,927,886

Paper & packaging (0.7%)
Stora Enso                           387,918                  4,932,190

France (12.9%)
Automotive & related (0.9%)
PSA Peugeot Citroen                  118,479                  5,893,229

Banks and savings & loans (3.5%)
BNP Paribas                          310,578                 16,231,982
Societe Generale Cl A                 98,331                  6,734,059
Total                                                        22,966,041

Building materials & construction (2.8%)
Compagnie de Saint-Gobain             73,313                 12,551,843
Lafarge                               61,622                  5,847,053
Total                                                        18,398,896

Computers & office equipment (0.1%)
Cap Gemini                            14,995                    874,901

Energy (3.4%)
TotalFinaElf                         146,388                 22,187,296

Leisure time & entertainment (1.1%)
Accor                                185,484                  7,497,882

Multi-industry conglomerates (1.1%)
Vivendi Universal                    233,279                  7,439,249

Germany (7.3%)
Automotive & related (0.9%)
DaimlerChrysler                      128,597                  5,944,579

Banks and savings & loans (1.3%)
Deutsche Bank                        128,485                  8,518,931

Health care (1.3%)
Schering                             142,633                  8,688,396

Insurance (2.4%)
Allianz                               45,668                 10,740,521
Muenchener Rueckversicherungs-
   Gesellschaft                       19,210                  4,760,285
Total                                                        15,500,806

Utilities-- electric (1.4%)
E.On                                 105,182                  5,445,081
RWE                                  111,885                  4,234,421
Total                                                         9,679,502

Italy (2.9%)
Banks and savings & loans (0.8%)
Unicredito Italiano                1,070,620                  4,968,388

Energy (2.1%)
ENI                                894,804                   13,747,546

Japan (17.3%)
Automotive & related (3.2%)
Honda Motor                          204,800                  9,187,289
Nissan Motor                         569,000                  4,378,287
Toyota Motor                         271,000                  7,387,072
Total                                                        20,952,648

Banks and savings & loans (1.6%)
Mitsui Fudosan                       405,000                  3,179,439
Orix                                  88,100                  7,307,360
Total                                                        10,486,799

Chemicals (1.0%)
Shin-Etsu Chemical                   165,300                  6,810,257

Communications equipment & services (1.3%)
NTT DoCoMo                               673                  1,703,466
NTT DoCoMo (Bonus Shares)              2,692(b)               6,855,794
Total                                                         8,559,260

Computers & office equipment (1.0%)
Canon                                163,000                  6,245,795

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

Japan (cont.)
Electronics (2.1%)
Hitachi                              928,000                 $6,873,271
Nintendo                              41,300                  5,789,720
Rohm                                   4,900                    730,802
Total                                                        13,393,793

Financial services (1.1%)
Nomura Holdings                      528,000                  7,360,748

Health care (1.1%)
Takeda Chemical Inds                 160,000                  7,003,115

Household products (0.6%)
Kao                                  191,000                  3,733,723

Industrial equipment & services (0.4%)
Amada                                479,000                  2,630,023

Media (1.6%)
Dentsu                                   469                  2,615,296
Sony                                 151,100                  8,119,860
Total                                                        10,735,156

Multi-industry conglomerates (1.8%)
Mitsubishi                           503,000                  3,772,500
Sumitomo Chemical                  1,852,000                  7,832,056
Total                                                        11,604,556

Retail (0.5%)
Seven-Eleven                          93,000                  3,483,879

Luxembourg (1.0%)
Metals
Arcelor                              498,536(b)               6,873,230

Mexico (0.5%)
Financial services
Grupo Financiero BBVA
   Bancomer Cl O                   3,103,258(b)               3,081,643

Netherlands (5.0%)
Energy (0.9%)
Royal Dutch Petroleum                112,048                  5,936,826

Food (1.0%)
Unilever                             107,261                  6,910,680

Industrial equipment & services (2.0%)
Koninklijke (Royal)
   Philips Electronics               436,520                 13,480,039

Insurance (0.8%)
Aegon                                221,096                  5,080,354

Utilities -- telephone (0.3%)
Koninklijke (Royal)                  430,880                  1,952,977

Portugal (1.0%)
Utilities -- telephone
Portugal Telecom                     898,337                  6,556,879

Scotland (2.5%)
Banks and savings & loans
Royal Bank of Scotland Group         581,197                 16,668,523

Singapore (0.5%)
Banks and savings & loans
United Overseas Bank                 435,000                  3,457,526

South Korea (0.5%)
Banks and savings & loans
Kookmin Bank New                      79,150                  3,602,593

Spain (4.3%)
Banks and savings & loans (2.2%)
Banco Popular Espanol                 50,309                  2,063,124
Banco Santander
   Central Hispano                 1,323,865                 12,263,367
Total                                                        14,326,491

Utilities -- electric (1.1%)
Endesa                               455,910                  6,983,947

Utilities -- telephone (1.0%)
Telefonica                           622,604                  6,665,017

Switzerland (10.2%)
Banks and savings & loans (1.9%)
UBS                                  257,783(b)              12,426,920

Chemicals (1.2%)
Syngenta                             130,087                  8,029,566

Food (1.6%)
Nestle                                43,033                 10,173,223

Health care (4.0%)
Novartis                             512,031                 21,475,530
Roche Holding                         66,263                  5,020,544
Total                                                        26,496,074

Insurance (1.5%)
Swiss Reinsurance                    100,909                 10,183,706

Taiwan (0.7%)
Electronics
Taiwan Semiconductor Mfg             631,000                  1,590,405
United Microelectronics            2,177,000                  3,323,568
Total                                                         4,913,973

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

Issuer                                Shares                   Value(a)

United Kingdom (24.7%)
Airlines (0.8%)
British Airways                    1,530,453                 $5,269,149

Banks and savings & loans (1.9%)
HBOS                                 484,713                  5,877,013
Lloyds TSB Group                     571,275                  6,568,571
Total                                                        12,445,584

Building materials & construction (0.6%)
Invensys                           2,663,951                  4,173,336

Communications equipment & services (2.6%)
GlaxoSmithKline                      717,144                 17,348,547

Energy (3.3%)
BP                                 2,584,778                 22,054,581

Financial services (2.0%)
HSBC Holdings                      1,155,127                 13,635,260

Food (0.8%)
Compass Group                        875,577                  5,448,424

Media (1.8%)
British Sky Broadcasting Group     1,053,368(b)              11,789,353

Metals (0.9%)
Rio Tinto                            324,106                  6,022,072

Multi-industry conglomerates (1.1%)
Rentokil Initial                   1,913,334                  7,542,351

Retail (5.1%)
Marks & Spencer Group              2,189,099                 12,664,981
Marks & Spencer Group Cl B         2,704,182(b)               2,728,217
Signet Group                       3,458,258                  5,896,467
Tesco                              3,115,251                 11,939,811
Total                                                        33,229,476

Utilities-- electric (0.8%)
Natl Grid Group                      751,101                  5,385,327

Utilities-- gas (0.7%)
Centrica                           1,539,953                  4,740,813

Utilities-- telephone (2.3%)
Vodafone Group                     9,314,926                 15,033,905

Total common stocks
(Cost: $626,824,030)                                       $641,227,306

Short-term securities (2.6%)
Issuer               Annualized                Amount          Value(a)
                  yield on date            payable at
                    of purchase              maturity

U.S. government agencies (2.3%)
Federal Home Loan Bank Disc Nt
   05-15-02               1.77%            $3,900,000        $3,897,265
Federal Home Loan Mtge Corp Disc Nts
   05-28-02               1.79              1,600,000         1,597,772
   06-04-02               1.73              1,700,000         1,697,141
   06-20-02               1.69              5,000,000         4,988,029
Federal Natl Mtge Assn Disc Nts
   05-06-02               1.77                800,000           799,764
   06-17-02               1.68                500,000           498,880
   08-05-02               1.86                400,000           398,133
   08-08-02               1.85              1,000,000           995,188
Total                                                        14,872,172

Commercial paper (0.3%)
Gannett
   06-06-02               1.77              2,100,000(d)      2,096,180

Total short-term securities
(Cost: $16,968,610)                                         $16,968,352

Total investments in securities
(Cost: $643,792,640)(e)                                    $658,195,658

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At April 30, 2002, the cost of securities for federal income tax purposes was approximately $643,793,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $ 44,660,000
     Unrealized depreciation                                      (30,257,000)
                                                                  -----------
     Net unrealized appreciation                                 $ 14,403,000
                                                                 ------------

--------------------------------------------------------------------------------
22   AXP INTERNATIONAL FUND -- SEMIANNUAL REPORT

AXP International Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: INIFX    Class B:IWWGX
Class C: N/A      Class Y:IDIYX

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                        S-6340 T (6/02)